                                                                    EXHIBIT 24.2


                                POWER OF ATTORNEY


     Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, DEAN R.

MORTENSEN, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the

Securities and Exchange Commission in his or her capacity as such Director of said corporation the Form 10-K Annual Report for the year ended December 31,

1999, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and

any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, we have signed these presents this 28th day of

February, 2000.


/s/ Richard A. Clarke               /s/ David M. Lawrence
----------------------------        ----------------------------
Richard A. Clarke                   David M. Lawrence, MD


/s/ Harry M. Conger                 /s/ Mary S. Metz
----------------------------        ----------------------------
Harry M. Conger                     Mary S. Metz


/s/ David A. Coulter                /s/ Carl E. Reichardt
----------------------------        ----------------------------
David A. Coulter                    Carl E. Reichardt


/s/ C. Lee Cox                      /s/ John C. Sawhill
----------------------------        ----------------------------
C. Lee Cox                          John C. Sawhill


/s/ William S. Davila               /s/ Barry Lawson Williams
----------------------------        ----------------------------
William S. Davila                   Barry Lawson Williams


/s/ Robert D. Glynn, Jr.
----------------------------
Robert D. Glynn, Jr.

                                POWER OF ATTORNEY


     ROBERT D. GLYNN, JR., the undersigned, Chairman of the Board, Chief

Executive Officer, and President of PG&E Corporation, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, DEAN R.

MORTENSEN, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the

Securities and Exchange Commission in his capacity as Chairman of the Board and

Chief Executive Officer (principal executive officer) of said corporation the

Form 10-K Annual Report for the year ended December 31, 1999, required by

Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all

amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have signed these presents this 28th day of February,

2000.




                                          /s/ Robert D. Glynn, Jr.
                                     ----------------------------------
                                              Robert D. Glynn, Jr.

                                POWER OF ATTORNEY


     PETER A. DARBEE, the undersigned, Senior Vice President, Chief Financial

Officer, and Treasurer of PG&E Corporation, hereby constitutes and appoints

LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, DEAN R. MORTENSEN, GARY

P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange

Commission in his capacity as Senior Vice President, Chief Financial Officer,

and Treasurer (principal financial officer) of said corporation the Form 10-K

Annual Report for the year ended December 31, 1999, required by Section 13 or

15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have signed these presents this 28th day of February,

2000.



                                                 /s/ Peter A. Darbee
                                            -----------------------------
                                                     Peter A. Darbee

                                POWER OF ATTORNEY


     CHRISTOPHER P. JOHNS, the undersigned, Vice President and Controller of

PG&E Corporation, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H.

CHENG, ERIC MONTIZAMBERT, DEAN R. MORTENSEN, GARY P. ENCINAS, and KATHLEEN

HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller (principal accounting officer) of said corporation the Form 10 K Annual Report for the year ended December 31, 1998,

required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any

and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have signed these presents this 28th day of February,

2000.



                                            /s/ Christopher P. Johns
                                       ----------------------------------
                                                Christopher P. Johns

                                POWER OF ATTORNEY


     Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC

MONTIZAMBERT, DEAN R. MORTENSEN, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Form 10-K Annual Report for the year ended

December 31, 1999, required by Section 13 or 15(d) of the Securities Exchange

Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, we have signed these presents this 28th day of

February, 2000.


/s/ Richard A. Clarke               /s/ David M. Lawrence, MD
----------------------------        ------------------------------
Richard A. Clarke                   David M. Lawrence, MD


/s/ Harry M. Conger                 /s/ Mary S. Metz
----------------------------        ------------------------------
Harry M. Conger                     Mary S. Metz


/s/ David A. Coulter                /s/ Carl E. Reichardt
----------------------------        ------------------------------
David A. Coulter                    Carl E. Reichardt


/s/ C. Lee Cox                      /s/ John C. Sawhill
----------------------------        ------------------------------
C. Lee Cox                          John C. Sawhill


/s/ William S. Davila               /s/ Gordon R. Smith
----------------------------        ------------------------------
William S. Davila                   Gordon R. Smith


/s/ Robert D. Glynn, Jr.            /s/ Barry Lawson Williams
----------------------------        ------------------------------
Robert D. Glynn, Jr.                Barry Lawson Williams

                                POWER OF ATTORNEY


     GORDON R. SMITH, the undersigned, President and Chief Executive Officer of

Pacific Gas and Electric Company, hereby constitutes and appoints LESLIE H.

EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, DEAN R. MORTENSEN, GARY P.

ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange

Commission in his capacity as President and Chief Executive Officer (principal executive officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 1999, required by Section 13 or 15(d) of the Securities

Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have signed these presents this 28th day of February,

2000.



                                              /s/ Gordon R. Smith
                                         -----------------------------
                                                  Gordon R. Smith

                                POWER OF ATTORNEY


     KENT M. HARVEY, the undersigned, Senior Vice President - Chief Financial

Officer, Controller, and Treasurer of Pacific Gas and Electric Company, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT,

DEAN R. MORTENSEN, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the

Securities and Exchange Commission in his capacity as Senior Vice President -

Chief Financial Officer, Controller, and Treasurer (principal financial officer and principal accounting officer) of said corporation the Form 10-K Annual

Report for the year ended December 31, 1999, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have signed these presents this 28th day of February,

2000.



                                                   /s/ Kent M. Harvey
                                              ----------------------------
                                                       Kent M. Harvey